Exhibit 24.2
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Cooper Industries plc (the “Company”), does hereby make, constitute and appoint BRUCE M. TATEN and TERRANCE V. HELZ, respectively, and each of them acting individually, his true and lawful attorney with power to act without the other and with full power of substitution, to execute, deliver and file, for and on behalf of the undersigned and in his name and in his capacity as aforesaid, a Registration Statement on Form S-3 to register the Company’s issuance of debt and equity securities including, but not limited to, debentures, notes, ordinary shares, preferred shares, or other debt or equity securities or rights to purchase any of the foregoing (collectively, the “Securities”) or to participate in the issuance of Securities by any subsidiary of the Company by, among other things, serving as guarantor of the obligations of such subsidiary arising in connection with the Securities, and any amendments or supplements thereto (including any post effective amendment), with the Securities and Exchange Commission to register under the Securities Act of 1933 the Securities herein indicated; and to sign any instrument or document filed as a part of, as an exhibit to, or in connection with such Registration Statement or amendments or supplements; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 2nd day of November, 2010.

/s/ Stephen G. Butler
Stephen G. Butler

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Cooper Industries plc (the “Company”), does hereby make, constitute and appoint BRUCE M. TATEN and TERRANCE V. HELZ, respectively, and each of them acting individually, his true and lawful attorney with power to act without the other and with full power of substitution, to execute, deliver and file, for and on behalf of the undersigned and in his name and in his capacity as aforesaid, a Registration Statement on Form S-3 to register the Company’s issuance of debt and equity securities including, but not limited to, debentures, notes, ordinary shares, preferred shares, or other debt or equity securities or rights to purchase any of the foregoing (collectively, the “Securities”) or to participate in the issuance of Securities by any subsidiary of the Company by, among other things, serving as guarantor of the obligations of such subsidiary arising in connection with the Securities, and any amendments or supplements thereto (including any post effective amendment), with the Securities and Exchange Commission to register under the Securities Act of 1933 the Securities herein indicated; and to sign any instrument or document filed as a part of, as an exhibit to, or in connection with such Registration Statement or amendments or supplements; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 2nd day of November, 2010.

/s/ Robert M. Devlin
Robert M. Devlin

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Cooper Industries plc (the “Company”), does hereby make, constitute and appoint BRUCE M. TATEN and TERRANCE V. HELZ, respectively, and each of them acting individually, his true and lawful attorney with power to act without the other and with full power of substitution, to execute, deliver and file, for and on behalf of the undersigned and in his name and in his capacity as aforesaid, a Registration Statement on Form S-3 to register the Company’s issuance of debt and equity securities including, but not limited to, debentures, notes, ordinary shares, preferred shares, or other debt or equity securities or rights to purchase any of the foregoing (collectively, the “Securities”) or to participate in the issuance of Securities by any subsidiary of the Company by, among other things, serving as guarantor of the obligations of such subsidiary arising in connection with the Securities, and any amendments or supplements thereto (including any post effective amendment), with the Securities and Exchange Commission to register under the Securities Act of 1933 the Securities herein indicated; and to sign any instrument or document filed as a part of, as an exhibit to, or in connection with such Registration Statement or amendments or supplements; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 2nd day of November, 2010.

/s/ Ivor J. Evans
Ivor J. Evans

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Cooper Industries plc (the “Company”), does hereby make, constitute and appoint BRUCE M. TATEN and TERRANCE V. HELZ, respectively, and each of them acting individually, his true and lawful attorney with power to act without the other and with full power of substitution, to execute, deliver and file, for and on behalf of the undersigned and in his name and in his capacity as aforesaid, a Registration Statement on Form S-3 to register the Company’s issuance of debt and equity securities including, but not limited to, debentures, notes, ordinary shares, preferred shares, or other debt or equity securities or rights to purchase any of the foregoing (collectively, the “Securities”) or to participate in the issuance of Securities by any subsidiary of the Company by, among other things, serving as guarantor of the obligations of such subsidiary arising in connection with the Securities, and any amendments or supplements thereto (including any post effective amendment), with the Securities and Exchange Commission to register under the Securities Act of 1933 the Securities herein indicated; and to sign any instrument or document filed as a part of, as an exhibit to, or in connection with such Registration Statement or amendments or supplements; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 2nd day of November, 2010.

/s/ Linda A. Hill
Linda A. Hill

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Cooper Industries plc (the “Company”), does hereby make, constitute and appoint BRUCE M. TATEN and TERRANCE V. HELZ, respectively, and each of them acting individually, his true and lawful attorney with power to act without the other and with full power of substitution, to execute, deliver and file, for and on behalf of the undersigned and in his name and in his capacity as aforesaid, a Registration Statement on Form S-3 to register the Company’s issuance of debt and equity securities including, but not limited to, debentures, notes, ordinary shares, preferred shares, or other debt or equity securities or rights to purchase any of the foregoing (collectively, the “Securities”) or to participate in the issuance of Securities by any subsidiary of the Company by, among other things, serving as guarantor of the obligations of such subsidiary arising in connection with the Securities, and any amendments or supplements thereto (including any post effective amendment), with the Securities and Exchange Commission to register under the Securities Act of 1933 the Securities herein indicated; and to sign any instrument or document filed as a part of, as an exhibit to, or in connection with such Registration Statement or amendments or supplements; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 2nd day of November, 2010.

/s/ Lawrence D. Kingsley
Lawrence D. Kingsley

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Cooper Industries plc (the “Company”), does hereby make, constitute and appoint BRUCE M. TATEN and TERRANCE V. HELZ, respectively, and each of them acting individually, his true and lawful attorney with power to act without the other and with full power of substitution, to execute, deliver and file, for and on behalf of the undersigned and in his name and in his capacity as aforesaid, a Registration Statement on Form S-3 to register the Company’s issuance of debt and equity securities including, but not limited to, debentures, notes, ordinary shares, preferred shares, or other debt or equity securities or rights to purchase any of the foregoing (collectively, the “Securities”) or to participate in the issuance of Securities by any subsidiary of the Company by, among other things, serving as guarantor of the obligations of such subsidiary arising in connection with the Securities, and any amendments or supplements thereto (including any post effective amendment), with the Securities and Exchange Commission to register under the Securities Act of 1933 the Securities herein indicated; and to sign any instrument or document filed as a part of, as an exhibit to, or in connection with such Registration Statement or amendments or supplements; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 2nd day of November, 2010.

/s/ James J. Postl
James J. Postl

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Cooper Industries plc (the “Company”), does hereby make, constitute and appoint BRUCE M. TATEN and TERRANCE V. HELZ, respectively, and each of them acting individually, his true and lawful attorney with power to act without the other and with full power of substitution, to execute, deliver and file, for and on behalf of the undersigned and in his name and in his capacity as aforesaid, a Registration Statement on Form S-3 to register the Company’s issuance of debt and equity securities including, but not limited to, debentures, notes, ordinary shares, preferred shares, or other debt or equity securities or rights to purchase any of the foregoing (collectively, the “Securities”) or to participate in the issuance of Securities by any subsidiary of the Company by, among other things, serving as guarantor of the obligations of such subsidiary arising in connection with the Securities, and any amendments or supplements thereto (including any post effective amendment), with the Securities and Exchange Commission to register under the Securities Act of 1933 the Securities herein indicated; and to sign any instrument or document filed as a part of, as an exhibit to, or in connection with such Registration Statement or amendments or supplements; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 2nd day of November, 2010.

/s/ Dan F. Smith
Dan F. Smith

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Cooper Industries plc (the “Company”), does hereby make, constitute and appoint BRUCE M. TATEN and TERRANCE V. HELZ, respectively, and each of them acting individually, his true and lawful attorney with power to act without the other and with full power of substitution, to execute, deliver and file, for and on behalf of the undersigned and in his name and in his capacity as aforesaid, a Registration Statement on Form S-3 to register the Company’s issuance of debt and equity securities including, but not limited to, debentures, notes, ordinary shares, preferred shares, or other debt or equity securities or rights to purchase any of the foregoing (collectively, the “Securities”) or to participate in the issuance of Securities by any subsidiary of the Company by, among other things, serving as guarantor of the obligations of such subsidiary arising in connection with the Securities, and any amendments or supplements thereto (including any post effective amendment), with the Securities and Exchange Commission to register under the Securities Act of 1933 the Securities herein indicated; and to sign any instrument or document filed as a part of, as an exhibit to, or in connection with such Registration Statement or amendments or supplements; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 2nd day of November, 2010.

/s/ Gerald B. Smith
Gerald B. Smith

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Cooper Industries plc (the “Company”), does hereby make, constitute and appoint BRUCE M. TATEN and TERRANCE V. HELZ, respectively, and each of them acting individually, his true and lawful attorney with power to act without the other and with full power of substitution, to execute, deliver and file, for and on behalf of the undersigned and in his name and in his capacity as aforesaid, a Registration Statement on Form S-3 to register the Company’s issuance of debt and equity securities including, but not limited to, debentures, notes, ordinary shares, preferred shares, or other debt or equity securities or rights to purchase any of the foregoing (collectively, the “Securities”) or to participate in the issuance of Securities by any subsidiary of the Company by, among other things, serving as guarantor of the obligations of such subsidiary arising in connection with the Securities, and any amendments or supplements thereto (including any post effective amendment), with the Securities and Exchange Commission to register under the Securities Act of 1933 the Securities herein indicated; and to sign any instrument or document filed as a part of, as an exhibit to, or in connection with such Registration Statement or amendments or supplements; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 2nd day of November, 2010.

/s/ Mark S. Thompson
Mark S. Thompson

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Cooper Industries plc (the “Company”), does hereby make, constitute and appoint BRUCE M. TATEN and TERRANCE V. HELZ, respectively, and each of them acting individually, his true and lawful attorney with power to act without the other and with full power of substitution, to execute, deliver and file, for and on behalf of the undersigned and in his name and in his capacity as aforesaid, a Registration Statement on Form S-3 to register the Company’s issuance of debt and equity securities including, but not limited to, debentures, notes, ordinary shares, preferred shares, or other debt or equity securities or rights to purchase any of the foregoing (collectively, the “Securities”) or to participate in the issuance of Securities by any subsidiary of the Company by, among other things, serving as guarantor of the obligations of such subsidiary arising in connection with the Securities, and any amendments or supplements thereto (including any post effective amendment), with the Securities and Exchange Commission to register under the Securities Act of 1933 the Securities herein indicated; and to sign any instrument or document filed as a part of, as an exhibit to, or in connection with such Registration Statement or amendments or supplements; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 2nd day of November, 2010.

/s/ James R. Wilson
James R. Wilson